UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):	September 1, 2024

NEW CONCEPT ENERGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	972-407-8400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	GBR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ('230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ('240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01.	Other Events

On September 1, 2024, New Concept Energy, Inc. (“GBR” or the “Company”) and Pillar Income Asset Management, Inc., a Nevada corporation (“Pillar”) entered into a written Advisory Agreement (the “Advisory Agreement”) pursuant to which Pillar has agreed to provide management and advisory services to the Company for compensation specified in the Advisory Agreement. A copy of the Advisory Agreement is attached as Exhibit “10.1.”

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit

10.1*	Advisory Agreement dated September 1, 2024

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 2, 2024

NEW CONCEPT ENERGY, INC.

By:	/s/Gene S. Bertcher
Gene S. Bertcher, Chairman, President and Chief Executive and Financial Officer